                                                                EXHIBIT 99.1





[PSYCHIATRIC SOLUTIONS, INC. LOGO]


CONTACT:
Brent Turner
Vice President, Treasurer and
Investor Relations
(615) 312-5700

                   PSYCHIATRIC SOLUTIONS REPORTS 84% GROWTH IN
               FOURTH QUARTER EARNINGS PER DILUTED SHARE TO $0.35

                         ------------------------------

                      SAME-FACILITY REVENUE INCREASES 9.7%

                         ------------------------------

                       CONFIRMS EARNINGS GUIDANCE FOR 2005

Franklin, Tenn. (February 14, 2005) - Psychiatric Solutions, Inc. ("PSI") (NASDAQ: PSYS) today announced financial results for the fourth quarter and year ended December 31, 2004. Revenue for the quarter increased 40% to $135,233,000 from $96,481,000 for the fourth quarter of 2003. Net income available to common stockholders increased 178% to $6,360,000 for the fourth quarter of 2004 from $2,284,000 for the fourth quarter of 2003. Earnings per diluted share increased 84% for the latest quarter to $0.35 from $0.19 for the fourth quarter of 2003, on a 29% increase in the diluted share count.

         Revenue increased 71% for 2004 to $487,190,000 from $284,946,000 for
2003. Net income available to common stockholders was $16,138,000, or $0.96 per diluted share, compared with $4,405,000, or $0.44 per diluted share, for 2003.

         Adjusted earnings per diluted share grew 57% for 2004 to $1.18 from $0.75 for 2003. Adjusted results for 2004 exclude a loss on refinancing of long-term debt of $6,407,000. Adjusted results for 2003 exclude a net loss on the refinancing of long-term debt, change in the valuation of put warrants and reserve on stockholder notes of $5,271,000. Please see page 7 for a reconciliation of adjusted earnings per diluted share with earnings per diluted share.

         Joey Jacobs, Chairman, President and Chief Executive Officer of PSI, said, "PSI completed 2004 on a very strong note, with record revenues and earnings for the fourth quarter of the year. Our performance for the quarter and the year provides further validation of the continuing potential of our growth strategies and business model. With strong growth in beds in operation, substantial increases in same-facility revenue and significant margin expansion, we made outstanding progress during 2004 toward our goal of becoming the country's leading provider of inpatient psychiatric care. As a result, we are well positioned to achieve additional progress in 2005.

         "For the fourth quarter, our growth reflected a 9.7% increase in same-facility revenue, which is the highest we produced during 2004 and which contributed to a 9.0% increase in same-facility revenue for the full year. In addition, PSI's fourth quarter performance represents our 10th


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PSYS Reports Fourth-Quarter Results
Page 2
February 14, 2005


consecutive increase in comparable-quarter same-facility revenue. This performance was driven by an 11.2% increase in same-facility patient days and a 6.0% increase in same-facility admissions. With 24 facilities now in our same-facility revenue base, our record of same-facility revenue growth reflects the successful implementation of our organic growth strategies and demonstrates the high quality of our operations.

         "We also attribute PSI's fourth quarter growth to our acquisition strategy that, through accretive transactions, brought 10 inpatient facilities to PSI during 2004, increasing beds in operation to over 4,000 at the end of 2004 from over 2,800 at the end of 2003. Because the inpatient psychiatric care market remains highly fragmented, we expect additional acquisitions to contribute meaningfully to our future growth."

         Based on PSI's financial results for the fourth quarter and full-year 2004, PSI today confirmed its established guidance for earnings per diluted share for 2005 in a range of $1.43 to $1.50. This guidance does not include the impact of an expected charge of approximately $7 million in the first quarter of 2005 related to the early retirement of $50 million of the Company's senior subordinated indebtedness or of the expected adoption of FASB Statement No. 123R in the third quarter of 2005. In addition, this guidance does not include any impact from future acquisitions.

         Mr. Jacobs added, "PSI's financial position improved substantially during 2004 and supports our ability to implement our growth strategies for 2005. Our net cash provided by continuing operating activities increased 117% to $39.9 million for 2004 from 2003. In addition, in December we completed a stock offering providing approximately $105 million in net proceeds that were used primarily for debt reduction. We also amended our revolving credit facility, increasing the size to $150 million from $125 million, extending the term and lowering expected borrowing costs. As a result of these and other accomplishments during 2004, we completed the year with substantial borrowing capacity and an improvement in debt to total capitalization to 41.6% from 65.7% at the end of 2003. Our financial strength is but one of a number of factors, including solid industry fundamentals, momentum in increasing revenue and operating efficiencies in our existing inpatient facilities and proven ability to complete and integrate accretive acquisitions, on which our confidence in PSI's growth prospects rest."

         PSI will hold a conference call to discuss this release today at 5:00 p.m. Eastern time. Participants will have the opportunity to listen to the conference call over the Internet by going to www.psysolutions.com and clicking Investor Relations or by going to www.streetevents.com or www.fulldisclosure.com. Participants are encouraged to go to the selected web sites at least 15 minutes early to register, download, and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available at these sites shortly after the call through the end of business on February 21, 2005.

         This press release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements other than those made solely with respect to historical fact and are based on the intent, belief or current expectations of PSI and its management. PSI's business and operations are subject to a variety of risks and uncertainties that might cause actual results to differ materially from those projected by any forward-looking statements. Factors that could cause such


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


PSYS Reports Fourth-Quarter Results
Page 3
February 14, 2005


differences include, but are not limited to: (1) potential competition which alters or impedes PSI's acquisition strategy by decreasing PSI's ability to acquire additional inpatient facilities on favorable terms; (2) the ability of PSI to improve the operations of acquired inpatient facilities; (3) the ability to maintain favorable and continuing relationships with physicians who use PSI's facilities; (4) the ability to receive timely additional financing on terms acceptable to PSI to fund PSI's acquisition strategy and capital expenditure needs; (5) risks inherent to the health care industry, including the impact of unforeseen changes in regulation, reimbursement rates from federal and state health care programs or managed care companies and exposure to claims and legal actions by patients and others; and (6) potential difficulties in integrating the operations of PSI with recently acquired operations. The forward-looking statements herein are qualified in their entirety by the risk factors set forth in PSI's filings with the Securities and Exchange Commission, including the factors listed in Amendment No. 1 to PSI's Registration Statement on Form S-3 filed on December 14, 2004, under the caption "Risk Factors." PSI undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof.

         PSI offers an extensive continuum of behavioral health programs to critically ill children, adolescents and adults through its operation of 34 owned or leased freestanding psychiatric inpatient facilities with more than 4,000 beds. PSI also manages freestanding psychiatric inpatient facilities for government agencies and psychiatric inpatient units within medical/surgical hospitals owned by others.



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
PSYS Reports Fourth Quarter Results
Page 4
February 14, 2005

                           PSYCHIATRIC SOLUTIONS, INC.
                   Condensed Consolidated Statements of Income
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                        THREE MONTHS ENDED              YEAR ENDED
                                                          DECEMBER 31,                 DECEMBER 31,
                                                       2004          2003          2004            2003
                                                    ---------     ---------      ---------      ---------
Revenue                                             $ 135,233     $  96,481      $ 487,190      $ 284,946

Salaries, wages and employee benefits                  74,310        50,575        265,678        147,069
Professional fees                                      14,639        10,344         53,258         32,466
Supplies                                                8,491         5,796         31,139         16,371
Rentals and leases                                      2,586         1,639          9,019          4,043
Other operating expenses                               14,607        13,638         54,531         43,855
Provision for bad debts                                 2,794         2,439         10,874          6,315
Depreciation and amortization                           2,772         2,112          9,868          5,734
Interest expense                                        4,888         5,409         18,964         14,781
Loss on refinancing long-term debt                       --             113          6,407          4,856
Change in valuation of put warrants                      --            --             --              960
Change in reserve of stockholder notes                   --            --             --             (545)
                                                    ---------     ---------      ---------      ---------
                                                      125,087        92,065        459,738        275,905
                                                    ---------     ---------      ---------      ---------
Income from continuing operations
     before income taxes                               10,146         4,416         27,452          9,041
     Provision for income taxes                         3,856         1,677         10,432          3,800
                                                    ---------     ---------      ---------      ---------
Income from continuing operations                       6,290         2,739         17,020          5,241
Income (loss) from discontinued operations,
     net of income taxes                                   76          (136)          (219)           (25)
                                                    ---------     ---------      ---------      ---------
Net income                                              6,366         2,603         16,801          5,216
Accrued preferred stock dividends                           6           319            663            811
                                                    ---------     ---------      ---------      ---------
Net income available to common stockholders         $   6,360     $   2,284      $  16,138      $   4,405
                                                    =========     =========      =========      =========

Basic earnings per share:
     Income from continuing operations              $    0.36     $    0.27      $    1.12      $    0.53
     Income (loss) from discontinued operations          0.01         (0.01)         (0.01)          --
                                                    ---------     ---------      ---------      ---------
Net income                                          $    0.37     $    0.26      $    1.11      $    0.53
                                                    =========     =========      =========      =========

Diluted earnings per share:
     Income from continuing operations              $    0.35     $    0.20      $    0.97      $    0.44
     Loss from discontinued operations                   --           (0.01)         (0.01)          --
                                                    ---------     ---------      ---------      ---------
Net income                                          $    0.35     $    0.19      $    0.96      $    0.44
                                                    =========     =========      =========      =========

Shares used in computing per share amounts:
     Basic                                             17,373         8,943         14,570          8,370
     Diluted                                           18,122        14,054         17,573         11,749


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
PSYS Reports Fourth Quarter Results
Page 5
February 14, 2005

                          PSYCHIATRIC SOLUTIONS, INC.
                          CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)
                                  (UNAUDITED)

                                                                              DECEMBER 31,
                                                                        ------------------------
                                                                          2004           2003
                                                                        ---------      ---------
                                        ASSETS
Current assets:
     Cash                                                               $  33,255      $  44,954
     Accounts receivable, less allowance for doubtful accounts of
         $10,639 and $7,491, respectively                                  77,539         56,617
     Prepaids and other                                                     7,756         11,075
                                                                        ---------      ---------
Total current assets                                                      118,550        112,646
Property and equipment:
     Land                                                                  30,461         23,088
     Buildings                                                            182,864        123,005
     Equipment                                                             20,200         10,023
Less accumulated depreciation                                             (15,294)        (6,527)
                                                                        ---------      ---------
                                                                          218,231        149,589
Cost in excess of net assets acquired                                     125,603         68,970
Other assets                                                               27,077         16,453
                                                                        ---------      ---------
Total assets                                                            $ 489,461      $ 347,658
                                                                        =========      =========

                         LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable                                                   $  10,529      $  11,417
     Salaries and benefits payable                                         27,355         13,074
     Other accrued liabilities                                             28,303         19,979
     Current portion of long-term debt                                     20,764          1,023
                                                                        ---------      ---------
Total current liabilities                                                  86,951         45,493
Long-term debt, less current portion                                      153,572        173,980
Deferred tax liability                                                       --            6,762
Other liabilities                                                           4,423          4,779
                                                                        ---------      ---------
Total liabilities                                                         244,946        231,014
Series A convertible preferred stock, $0.01 par value, 6,000 shares authorized; 0 and 4,545 shares issued and outstanding,
     respectively                                                            --           25,316
Stockholders' equity:
     Common stock, $0.01 par value, 48,000 shares authorized;
         20,468 and 11,937 issued and outstanding, respectively               205            119
     Additional paid-in capital                                           228,044         91,423
     Notes receivable from stockholders                                      --             (338)
     Accumulated unrealized losses                                           --               (4)
     Accumulated earnings                                                  16,266            128
                                                                        ---------      ---------
Total stockholders' equity                                                244,515         91,328
                                                                        ---------      ---------
Total liabilities and stockholders' equity                              $ 489,461      $ 347,658
                                                                        =========      =========


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

PSYS Reports Fourth Quarter Results
Page 6
February 14, 2005

                           PSYCHIATRIC SOLUTIONS, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                    YEAR ENDED DECEMBER 31,
                                                               2004          2003          2002
                                                             ---------     ---------     ---------
OPERATING ACTIVITIES:
Net income                                                   $  16,801     $   5,216     $   5,684
Adjustments to reconcile net income to
     net cash provided by continuing
     operating activities:
     Depreciation and amortization                               9,868         5,734         1,770
     Provision for doubtful accounts                            10,874         6,315         3,681
     Amortization of loan costs                                    691         1,478           419
     Loss on refinancing long-term debt                          6,407         4,856          --
     Change in deferred taxes                                     (348)        1,521        (1,332)
     Change in valuation of put warrants                          --             960          --
     (Release of) additional reserve on stockholder notes         --            (545)           92
     Loss from discontinued operations, net of taxes               219            25          --
     Changes in operating assets and liabilities,
        net of effect of acquisitions:
        Accounts receivable                                    (14,075)      (11,709)       (1,348)
        Prepaids and other current assets                        2,200         2,213          (399)
        Accounts payable                                        (5,176)       (1,979)       (2,523)
        Salaries and benefits payable                            5,756         1,365         1,504
        Accrued liabilities and other liabilities                6,640         2,592           255
     Other                                                        --             286         1,119
                                                             ---------     ---------     ---------
Net cash provided by continuing operating activities            39,857        18,328         8,922


INVESTING ACTIVITIES:
Cash (paid for) acquired in acquisitions, net of cash
     acquired or paid                                         (136,495)     (100,424)        6,243
Capital purchases of leasehold improvements,
     equipment and software                                    (17,216)       (5,755)       (1,470)
Sale (purchase) of long-term securities                            953          (971)         --
Other assets                                                    (1,301)         (908)         (612)
                                                             ---------     ---------     ---------
Net cash (used in) provided by investing activities           (154,059)     (108,058)        4,161


FINANCING ACTIVITIES:
Net principal (payments) borrowings on long-term debt             (810)       61,980       (11,772)
Payment of loan and issuance costs                              (2,300)       (1,998)         (234)
Refinancing of long-term debt                                   (3,844)       (1,410)         --
Proceeds from issuance of series A convertible
     preferred stock, net of issuance costs                       --          24,505          --
Proceeds from secondary offering of common stock,
     net of issuance costs                                     104,691        48,897          --
Proceeds from exercises of common stock options                  4,428           318            53
Proceeds from repayment of stockholder notes                       338          --            --
                                                             ---------     ---------     ---------
Net cash provided by (used in) financing activities            102,503       132,292       (11,953)
                                                             ---------     ---------     ---------
Net (decrease) increase in cash                                (11,699)       42,562         1,130
Cash at beginning of the year                                   44,954         2,392         1,262
                                                             ---------     ---------     ---------
Cash at end of the year                                      $  33,255     $  44,954     $   2,392
                                                             =========     =========     =========

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



PSYS Reports Fourth Quarter Results
Page 7
February 14, 2005

                           PSYCHIATRIC SOLUTIONS, INC.
            RECONCILIATION OF ADJUSTED EARNINGS PER DILUTED SHARE TO
                           EARNINGS PER DILUTED SHARE
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                               THREE MONTHS ENDED          YEAR ENDED
                                                                  DECEMBER 31,             DECEMBER 31,
                                                            ---------------------     ---------------------
                                                              2004         2003         2004         2003
                                                            --------     --------     --------     --------
Net income                                                  $  6,366     $  2,603     $ 16,801     $  5,216
Plus reconciling items:
   Discontinued operations, net of taxes                         (76)         136          219           25
   Provision for income taxes                                  3,856        1,677       10,432        3,800
                                                            --------     --------     --------     --------
   Income from continuing operations before income taxes      10,146        4,416       27,452        9,041
   Discontinued operations, pre-tax                              122         (219)        (353)         (40)
   Loss on refinancing long-term debt                             --          113        6,407        4,856
   Change in valuation of put warrants                            --           --           --          960
   Change in reserve on stockholder notes                         --           --           --         (545)
                                                            --------     --------     --------     --------
       Adjusted income before income taxes                    10,268        4,310       33,506       14,272
   Provision for income taxes                                  3,902        1,638       12,732        5,423
                                                            --------     --------     --------     --------
       Adjusted net income(a)                               $  6,366     $  2,672     $ 20,774     $  8,849
                                                            ========     ========     ========     ========
Earnings per diluted share                                  $   0.35     $   0.19     $   0.96     $   0.44
                                                            ========     ========     ========     ========
Adjusted earnings per diluted share(a)                      $   0.35     $   0.19     $   1.18     $   0.75
                                                            ========     ========     ========     ========
Diluted shares used in computing per share amounts:
   Earnings per share                                         18,122       14,054       17,573       11,749
   Adjusted earnings per share                                18,122       14,054       17,573       11,749


---------------------
(a) PSI believes its calculation of adjusted earnings per diluted share provides a better measure of the Company's ongoing performance and provides better comparability to prior periods because it excludes items not related to the Company's core business operations and it is not influenced by fluctuations in the Company's stock price. Adjusted earnings per diluted share should not be considered as a measure of financial performance under accounting principles generally accepted in the United States, and the items excluded from it are significant components in understanding and assessing financial performance. Because adjusted earnings per diluted share is not a measurement determined in accordance with accounting principles generally accepted in the United States and is thus susceptible to varying calculations, it may not be comparable as presented to other similarly titled measures of other companies.



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



PSYS Reports Fourth Quarter Results
Page 8
February 14, 2005




                           PSYCHIATRIC SOLUTIONS, INC.
             RECONCILIATION OF INCOME FROM CONTINUING OPERATIONS TO
                           EBITDA AND ADJUSTED EBITDA
                                   (UNAUDITED)
                                 (IN THOUSANDS)



                                              THREE MONTHS ENDED         YEAR ENDED
                                                 DECEMBER 31,            DECEMBER 31,
                                             --------------------    --------------------
                                              2004         2003        2004        2003
                                             --------    --------    --------    --------

Income from continuing operations            $  6,290    $  2,739    $ 17,020    $  5,241
Provision for income taxes                      3,856       1,677      10,432       3,800
Interest expense                                4,888       5,409      18,964      14,781
Depreciation and amortization                   2,772       2,112       9,868       5,734
                                             --------    --------    --------    --------
EBITDA                                         17,806      11,937      56,284      29,556
Other expenses:
   Loss on refinancing long-term debt              --         113       6,407       4,856
   Change in valuation of put warrants             --          --          --         960
   Change in reserve on stockholder notes          --          --          --        (545)
                                             --------    --------    --------    --------
       Total other expenses                        --         113       6,407       5,271
                                             --------    --------    --------    --------
Adjusted EBITDA(a)                           $ 17,806    $ 12,050    $ 62,691    $ 34,827
                                             ========    ========    ========    ========


--------------
(a) EBITDA and adjusted EBITDA are non-GAAP financial measures. EBITDA is defined as net income (loss) before discontinued operations, interest expense (net of interest income), income taxes, depreciation and amortization. Adjusted EBITDA is defined as net income (loss) before discontinued operations, interest expense (net of interest income), income taxes, depreciation, amortization, stock compensation and other items included in the caption above labeled "Other expenses". These other expenses may occur in future periods, but the amounts recognized can vary significantly from period to period and do not directly relate to the ongoing operations of our health care facilities. PSI's management relies on EBITDA and adjusted EBITDA as the primary measures to review and assess the operating performance of its facilities and their management teams. PSI believes it is useful to investors to provide disclosures of its operating results on the same basis as that used by management. Management and investors also review EBITDA and adjusted EBITDA to evaluate PSI's overall performance and to compare PSI's current operating results with corresponding periods and with other companies in the health care industry. You should not consider EBITDA and adjusted EBITDA in isolation or as a substitute for net income, operating cash flows or other cash flow statement data determined in accordance with accounting principles generally accepted in the United States. Because EBITDA and adjusted EBITDA are not measures of financial performance under accounting principles generally accepted in the United States and are susceptible to varying calculations, they may not be comparable to similarly titled measures of other companies.



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

PSYS Reports Fourth Quarter Results
Page 9
February 14, 2005



                           PSYCHIATRIC SOLUTIONS, INC.
                     OPERATING STATISTICS - OWNED FACILITIES
                                   (UNAUDITED)
                             (REVENUE IN THOUSANDS)



                                   THREE MONTHS ENDED                  YEAR ENDED
                                      DECEMBER 31,                     DECEMBER 31,
                                 --------------------       %      --------------------        %
                                   2004        2003        CHG.      2004        2003         CHG.
                                 --------    --------     ------   --------    --------      -----
SAME-FACILITY RESULTS:
   Revenue                       $ 85,355    $ 77,830       9.7%   $243,421    $223,340       9.0%
   Admissions                       8,733       8,237       6.0%     27,773      26,278       5.7%
   Patient days                   213,088     191,694      11.2%    565,237     525,055       7.7%
   Average length of stay(a)         24.4        23.3       4.7%       20.4        20.0       2.0%
   Revenue per patient day(b)    $    401    $    406      (1.2)%  $    431    $    425       1.4%

TOTAL FACILITY RESULTS:
   Revenue                       $118,393    $ 77,830      52.1%   $419,299    $223,340      87.7%
   Admissions                      13,587       8,237      65.0%     49,484      26,278      88.3%
   Patient days                   274,039     191,694      43.0%    996,840     525,055      89.9%
   Average length of stay(a)         20.2        23.3     (13.3)%      20.1        20.0       0.5%
   Revenue per patient day(b)    $    432    $    406       6.4%   $    421    $    425      (0.9)%


-----------------
(a) Average length of stay is defined as patient days divided by admissions.
(b) Revenue per patient day is defined as owned facility revenues divided by patient days.


                                     -END-